UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 8, 2021

(Date of earliest event reported)

Glu Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33368	91-2143667
(Commission File Number)	(IRS Employer Identification No.)

875 Howard Street, Suite 100
San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

(415) 800-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GLUU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On February 8, 2021, Glu Mobile Inc., a Delaware corporation (the “Company”), Electronic Arts Inc., a Delaware corporation (“Parent”), and Giants Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into an Agreement and Plan of Merger (“Merger Agreement”). Pursuant to the terms of, and subject to the conditions specified in, the Merger Agreement, Merger Sub will merge with and into the Company, and the Company will become a wholly owned subsidiary of Parent (the “Merger”).

The Board of Directors of the Company (the “Board”) unanimously (i) determined that the Merger and the other transactions contemplated by the Merger Agreement (collectively, the “Transactions”), individually and in the aggregate, are fair to and in the best interests of the Company and the Company’s stockholders, (ii) approved the Merger Agreement and the Transactions and declared it advisable that the Company enter into the Merger Agreement and consummate the Transactions in accordance with the Delaware General Corporate Law and (iii) recommended that the Company’s stockholders adopt the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), if the Merger is completed, each share of common stock, par value $0.0001 per share (the “Shares”), of the Company issued and outstanding as of immediately prior to the Effective Time, other than (i) Shares held by Parent, Merger Sub, the Company or any of their respective subsidiaries immediately prior to the Effective Time and (ii) Shares owned by a holder who has properly demanded appraisal under Delaware law, will be automatically converted into the right to receive cash in an amount equal to $12.50, without interest (the “Merger Consideration”) and less any applicable withholding taxes.

Each Share underlying a Company stock option that is vested, unexpired, unexercised and outstanding as of the Effective Time will be cancelled and automatically converted into the right to receive the difference between the Merger Consideration and the applicable per share exercise price, without interest and less any applicable tax withholdings. Each Share underlying a Company restricted stock unit that is vested, unexpired, unsettled and outstanding as of the Effective Time will be cancelled and automatically converted into the right to receive the Merger Consideration, without interest and less any applicable tax withholdings. Unvested Company stock options and unvested Company restricted stock units held by continuing Company employees will be assumed by Parent and converted into corresponding awards relating to a number of shares of common stock of Parent in accordance with the formula in the Merger Agreement, with substantially identical terms and conditions as were applicable to the corresponding Company awards immediately prior to the Effective Time, except as such terms and conditions are modified by the Merger Agreement. Each Company performance-based stock option and restricted stock unit that is unvested, unexpired, unexercised and outstanding as of the Effective Time for which the performance period has not been completed as of the Effective Time will, as of immediately prior to the Effective Time, be deemed achieved at “target” (or the equivalent, as applicable) and be converted to a time-based vesting schedule that corresponds to each performance period.

The consummation of the Merger is subject to customary closing conditions, including, among others: (i) the approval of the Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding Shares entitled to vote thereon in favor of the adoption of the Merger Agreement and to approve the Merger; (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any law, order or other legal restraint or injunction by any court or governmental entity having jurisdiction that prevents the consummation of the Merger (a “Restraint”); (v) the expiration or termination of any waiting periods or receipt of any requisite consents under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval under Austrian antitrust laws (the “Antitrust Approvals”); (vi) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to the Company on or after the date of the Merger Agreement that is continuing as of immediately prior to the Effective Time. The Transactions are not subject to a financing condition.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the consummation of the Merger. In addition, the Company has agreed not to initiate, solicit, knowingly facilitate or encourage (including by way of providing information) the making, submission or announcement of any inquiries, proposals or offers related to alternative acquisition proposals, subject to customary exceptions for the Company to respond to unsolicited proposals to the extent the Board determines in good faith that the failure to do so would be inconsistent with the fiduciary duties of the Board.

The Merger Agreement contains certain termination rights for the parties, including (i) the right of the Company in certain circumstances to terminate the Merger Agreement and accept a “Superior Proposal” (as defined in the Merger Agreement), (ii) the right of either the Company or Parent to terminate the Merger Agreement if the Merger has not been completed on or before August 7, 2021, which date may be extended for a period of up to three months if all conditions other than conditions relating to a Restraint or regulatory approvals have been satisfied as of such date and (iii) if the approval of the Company’s stockholders is not obtained. The Merger Agreement provides that the Company will be required to pay Parent a termination fee of $78.9 million in certain circumstances, including if the Board changes or withdraws its recommendation of the Merger to the Company’s stockholders or the Company terminates the Merger Agreement to accept a Superior Proposal.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the Effective Time, which subsequent information may or may not be fully reflected in public disclosures.

Press Release

On February 8, 2021, the Company issued a press release announcing its entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2021, in connection with the promotion of Becky Ann Hughes into the role of the Company’s Senior Vice President, Growth during the Company’s annual executive performance and compensation review in the fourth quarter of 2019, the Company entered into a Change of Control Severance Agreement with Ms. Hughes (the “Severance Agreement”). Under the Severance Agreement, if Ms. Hughes’ employment with the Company is terminated without cause or as a result of an involuntary termination at any time within 12 months after a change of control of the Company, and Ms. Hughes delivers to the Company a signed general release of claims, then she will receive (i) six months of her then-current annual base salary, (ii) 50% of her target annual bonus for the calendar year in which the termination occurred, (iii) an additional 36 months of vesting with respect to each of her then-outstanding and not fully vested equity awards (with vesting of performance-based equity based upon target-level achievement) and (iv) up to six months of continuation coverage for her (and any of her eligible dependents) pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985. In addition, the Severance Agreement requires that any successor corporation to the Company must assume the Severance Agreement.

The description of Severance Agreement is qualified in its entirety by the Severance Agreement itself, a copy of which is filed as Exhibit 99.2 to this report.

In addition, Ms. Hughes has executed the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 99.01 to Glu’s Form 8-K (File No. 001-33368) filed with the Securities and Exchange Commission on October 29, 2013.

Item 8.01. Other Events.

On February 8, 2021, Nick Earl, the Chief Executive Officer of the Company, sent an email message to employees of the Company.

A copy of the email is filed as Exhibit 99.3 hereto.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “will,” “continue,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to: any statements regarding the expected timing of the completion of the Merger; the ability of Parent and the Company to complete the proposed Merger considering the various conditions to the Merger, some of which are outside the parties’ control, including those conditions related to regulatory approvals; any other statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. A number of important factors and uncertainties could cause actual results or events to differ materially from those described in these forward-looking statements, including without limitation: the impact of the announcement of the merger on the Company’s and Parent’s respective businesses and operating results, including the effect of the announcement of the merger on the ability of the Company or Parent to retain and hire key personnel and maintain relationships with players, partners and others with whom the Company or Parent do business; the failure to satisfy any of the conditions to the consummation of the proposed Merger, including the adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed transaction; unexpected costs, charges or expenses resulting from the proposed Merger; the occurrence of a Company Material Adverse Effect; and other risks that are described in the reports of the Company filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2020, and that are otherwise described or updated from time to time in other filings with the SEC. The Company assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger, the Company intends to file with the SEC a proxy statement regarding the proposed transaction and mail or otherwise provide a proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Each of Parent and the Company may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that Parent or the Company may file with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Parent, the Company and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Parent will be available free of charge on Parent’s website at ir.ea.com or by contacting Parent’s Investor Relations department at ir@ea.com. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.glu.com or by contacting the Company’s Investor Relations department at ir@glu.com.

Certain Information Regarding Participants in the Solicitation

The Company, Parent and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about the directors and executive officers of Parent, including a description of their direct or indirect interests (by security holdings or otherwise) in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020, and Parent’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on May 20, 2020, and on its website at ir.ea.com. You can find information about the directors and executive officers of the Company, including a description of their direct or indirect interests (by security holdings or otherwise), in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and on its website www.glu.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests (by security holdings or otherwise), will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Parent or the Company using the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger among Electronic Arts Inc., a Delaware corporation, Giants Acquisition Sub, Inc., a Delaware corporation and Glu Mobile Inc., a Delaware corporation, dated February 8, 2021
99.1	Press Release, dated February 8, 2021
99.2	Change of Control Severance Agreement by and between Glu Mobile Inc. and Becky Ann Hughes dated February 8, 2021
99.3	Glu Mobile Inc. CEO email to employees
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

Date: February 8, 2021	By:	/s/ Scott J. Leichtner
	Name:	Scott J. Leichtner
	Title:	Vice President and General Counsel